Exhibit 99

Reconciliation of Non-GAAP Adjusted Operating Income,
Adjusted Net Income and Adjusted EPS to GAAP Financial Measures
(In thousands, except per share amounts)

Reconciliation of Operating Income (GAAP) to Adjusted Operating Income (Non-GAAP)
	March 29, 2025	June 28, 2025		September 27, 2025		January 3, 2026
	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
Operating Income, as Reported	$35,586	$39,377	$74,963	$42,616	$117,579	$39,709	$157,288
Adjustments	698	1,134	1,832	3,170	5,002	3,654	8,656
Adjusted Operating Income*, as Previously Reported	$36,284	$40,511	$76,795	$45,786	$122,581	$43,363	$165,944
Amortization of Acquired Intangible Assets	6,320	6,333	12,653	6,521	19,174	8,266	27,440
Adjusted Operating Income*, as Currently Reported	$42,604	$46,844	$89,448	$52,307	$141,755	$51,629	$193,384

Reconciliation of Net Income and EPS (GAAP) to Adjusted Net Income and Adjusted EPS (Non-GAAP)
	Three Months Ended
	March 29, 2025		June 28, 2025		September 27, 2025		January 3, 2026
Net Income and EPS Attributable to Kadant, as Reported	$24,063	$2.04	$26,159	$2.22	$27,722	$2.35	$24,025	$2.04
Adjustments, Net of Tax	611	0.06	1,073	0.09	2,847	0.24	2,765	0.24
Adjusted Net Income* and Adjusted EPS*, as Previously Reported	$24,674	$2.10	$27,232	$2.31	$30,569	$2.59	$26,790	$2.27
Amortization of Acquired Intangible Assets, Net of Tax	4,753	0.40	4,767	0.40	4,900	0.42	6,225	0.53
Adjusted Net Income* and Adjusted EPS*, as Currently Reported	$29,427	$2.50	$31,999	$2.71	$35,469	$3.01	$33,015	$2.80
Weighted Average Diluted Shares	11,776		11,793		11,802		11,805

	Six Months Ended		Nine Months Ended		Twelve Months Ended
	June 28, 2025		September 27, 2025		January 3, 2026
Net Income and EPS Attributable to Kadant, as Reported	$50,222	$4.26	$77,944	$6.61	$101,969	$8.65
Adjustments, Net of Tax	1,684	0.14	4,531	0.39	7,296	0.61
Adjusted Net Income* and Adjusted EPS*, as Previously Reported	$51,906	$4.40	$82,475	$7.00	$109,265	$9.26
Amortization of Acquired Intangible Assets, Net of Tax	9,520	0.81	14,420	1.22	20,645	1.75
Adjusted Net Income* and Adjusted EPS*, as Currently Reported	$61,426	$5.21	$96,895	$8.22	$129,910	$11.01
Weighted Average Diluted Shares	11,784		11,790		11,794

Reconciliation of Operating Income (GAAP) to Adjusted Operating Income (Non-GAAP)
	March 30, 2024	June 29, 2024		September 28, 2024		December 28, 2024
	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
Operating Income, as Reported	$36,927	$48,401	$85,328	$48,987	$134,315	$36,937	$171,252
Adjustments	4,344	2,098	6,442	2,186	8,628	3,501	12,129
Adjusted Operating Income*, as Previously Reported	$41,271	$50,499	$91,770	$51,173	$142,943	$40,438	$183,381
Amortization of Acquired Intangible Assets	6,072	6,289	12,361	6,711	19,072	6,716	25,788
Adjusted Operating Income*, as Currently Reported	$47,343	$56,788	$104,131	$57,884	$162,015	$47,154	$209,169

Reconciliation of Net Income and EPS (GAAP) to Adjusted Net Income and Adjusted EPS (Non-GAAP)
	Three Months Ended
	March 30, 2024		June 29, 2024		September 28, 2024		December 28, 2024
Net Income and EPS Attributable to Kadant, as Reported	$24,689	$2.10	$31,291	$2.66	$31,586	$2.68	$24,032	$2.04
Adjustments, Net of Tax	3,299	0.28	1,727	0.15	1,830	0.15	2,516	0.22
Adjusted Net Income* and Adjusted EPS*, as Previously Reported	$27,988	$2.38	$33,018	$2.81	$33,416	$2.84	$26,548	$2.25
Amortization of Acquired Intangible Assets, Net of Tax	4,566	0.39	4,729	0.40	5,047	0.43	5,049	0.43
Adjusted Net Income* and Adjusted EPS*, as Currently Reported	$32,554	$2.77	$37,747	$3.21	$38,463	$3.27	$31,597	$2.68
Weighted Average Diluted Shares	11,744		11,766		11,780		11,794

	Six Months Ended		Nine Months Ended		Twelve Months Ended
	June 29, 2024		September 28, 2024		December 28, 2024
Net Income and EPS Attributable to Kadant, as Reported	$55,980	$4.76	$87,566	$7.44	$111,598	$9.48
Adjustments, Net of Tax	5,026	0.43	6,856	0.58	9,372	0.80
Adjusted Net Income* and Adjusted EPS*, as Previously Reported	$61,006	$5.19	$94,422	$8.03	$120,970	$10.28
Amortization of Acquired Intangible Assets, Net of Tax	9,295	0.79	14,342	1.22	19,391	1.65
Adjusted Net Income* and Adjusted EPS*, as Currently Reported	$70,301	$5.98	$108,764	$9.25	$140,361	$11.92
Weighted Average Diluted Shares	11,755		11,763		11,771

Reconciliation of Operating Income (GAAP) to Adjusted Operating Income (Non-GAAP)
	Twelve Months Ended
	December 30, 2023	December 31, 2022	January 1, 2022
Operating Income, as Reported	$165,757	$171,282	$116,710
Adjustments	2,267	(16,387)	9,730
Adjusted Operating Income*, as Previously Reported	$168,024	$154,895	$126,440
Amortization of Acquired Intangible Assets	18,448	19,804	19,543
Adjusted Operating Income*, as Currently Reported	$186,472	$174,699	$145,983

Reconciliation of Net Income and EPS (GAAP) to Adjusted Net Income and Adjusted EPS (Non-GAAP)
	Twelve Months Ended
	December 30, 2023		December 31, 2022		January 1, 2022
Net Income and EPS Attributable to Kadant, as Reported	$116,069	$9.90	$120,928	$10.35	$84,043	$7.21
Adjustments, Net of Tax	1,683	0.14	(12,975)	(1.12)	7,226	0.61
Adjusted Net Income* and Adjusted EPS*, as Previously Reported	$117,752	$10.04	$107,953	$9.24	$91,269	$7.83
Amortization of Acquired Intangible Assets, Net of Tax	13,809	1.18	14,824	1.27	14,682	1.26
Adjusted Net Income* and Adjusted EPS*, as Currently Reported	$131,561	$11.22	$122,777	$10.50	$105,951	$9.09
Weighted Average Diluted Shares	11,729		11,688		11,655

Use of Non-GAAP Financial Measures

In addition to the financial measures prepared in accordance with GAAP, we use certain non-GAAP financial measures, including adjusted operating income, adjusted net income, and adjusted EPS. These non-GAAP financial measures exclude amortization expense related to acquired intangible assets, profit in inventory and backlog (collectively, “purchase accounting expenses”); acquisition costs; restructuring and impairment costs; and other income or expense, as indicated. We exclude acquisition-related purchase accounting expenses to provide a more meaningful and consistent comparison of our operating results over time and with peer companies. While we have a history of acquisition activity, such transactions do not occur on a predictable cycle, and the size and nature of these transactions will vary. We believe it is important for investors to understand that these intangible assets were recorded as part of purchase accounting and that they contribute to revenue generation. We also exclude other items as they are not indicative of our core operating results and are not comparable to other periods, which have differing levels of incremental costs, expenditures or income, or none at all.

We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe that the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them additional measures of our performance.

The non-GAAP financial measures included in this Current Report on Form 8-K are not meant to be considered superior to or a substitute for the results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this Current Report on Form 8-K have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies.

Notes:
* Represents a non-GAAP financial measure.
All references to EPS (earnings per share) are to EPS as calculated on a diluted basis.
Certain per share data in the tables above may not foot or recalculate due to rounding.

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